Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,248,332.58
Previously Paid Amount	0.00
Total Fee Amount	172.40
Total Offset Amount	0.00
Net Fee	$ 172.40